As filed with the Securities and Exchange Commission on August 7, 1997


           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant  /x/
Filed by a party other than the registrant   / /

Check the appropriate box:
/x/  Preliminary Proxy Statement             / /  Confidential, for Use of
                                                  the Commission Only
/ /  Definitive Proxy Statement                   (as permitted by Rule
                                                  14a-6(e)(2))
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            JAKARTA GROWTH FUND, INC.
                (Name of Registrant as Specified in Its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

/x/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

--------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5)  Total fee paid:

--------------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
/ /  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration state-ment number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

--------------------------------------------------------------------------------
(2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
(3)  Filing Party:

--------------------------------------------------------------------------------
(4)  Date Filed:

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                                        2

                            JAKARTA GROWTH FUND, INC.
                                 180 Maiden Lane
                            New York, New York 10038

                                -----------------

                  NOTICE OF 1997 ANNUAL MEETING OF SHAREHOLDERS

                               SEPTEMBER 24, 1997

                                -----------------

TO THE SHAREHOLDERS OF
JAKARTA GROWTH FUND, INC.:

     Notice is hereby given that the 1997 Annual Meeting of Shareholders (the "Meeting") of Jakarta Growth Fund, Inc. (the "Fund") will be held at the offices of Nomura Capital Management, Inc., 180 Maiden Lane, New York, New York on Wednesday, September 24, 1997 at 9:00 A.M. for the following purposes:

          (1) To elect six Directors to serve for the ensuing year;

          (2) To consider and act upon a proposal to ratify the selection of Price Waterhouse LLP as independent accountants of the Fund for its fiscal year ending March 31, 1998;

          (3) To consider and act upon a proposal to approve a new Management Agreement between the Fund and Nomura Asset Management U.S.A. Inc., a new Investment Advisory Agreement between Nomura Asset Management U.S.A. Inc. and Nomura Asset Management Co., Ltd. and a new Investment Sub-Advisory Agreement between Nomura Asset Management Co., Ltd. and Nomura Asset Management Singapore Ltd.;

          (4) To consider and act upon a shareholder proposal asking the Board of Directors to adopt a fundamental policy to make offers to repurchase the Fund's shares at periodic intervals pursuant to Rule 23c-3 under the Investment Company Act of 1940 and submit, as required by Rule 23c-3, such policy for shareholder approval; and

          (5) To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on August 4, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting or any adjournment thereof.

     The Board of Directors recommends that you vote FOR items 1, 2, and 3, and AGAINST item 4.

     A complete list of the shareholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any shareholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after September 10, 1997, at the offices of the Fund, 180 Maiden Lane, New York, New York.

     You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                              By Order of the Board of Directors

                                              JOHN F. WALLACE
                                              Secretary

New York, New York
Dated: August      , 1997

                                 PROXY STATEMENT

                            JAKARTA GROWTH FUND, INC.
                                 180 Maiden Lane
                            New York, New York 10038

                                -----------------

                  NOTICE OF 1997 ANNUAL MEETING OF SHAREHOLDERS

                               SEPTEMBER 24, 1997
                                -----------------

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Jakarta Growth Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the 1997 Annual Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of Nomura Capital Management, Inc. ("NCM"), 180 Maiden Lane, New York, New York, on Wednesday, September 24, 1997, at 9:00 A.M. The approximate mailing date of this Proxy Statement is August __, 1997.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted (a) FOR the election of six Directors, (b) FOR the ratification of the selection of independent accountants, (c) FOR the approval of a new Management Agreement between the Fund and Nomura Asset Management U.S.A. Inc. ("NAM-U.S.A."), a new Investment Advisory Agreement between NAM-U.S.A. and Nomura Asset Management Co., Ltd. ("NAM") and a new Investment Sub-Advisory Agreement between NAM and Nomura Asset Management Singapore Ltd. ("NAM-Singapore"), and (d) AGAINST the shareholder proposal asking the Board of Directors to adopt a fundamental policy to make offers to repurchase the Fund's shares at periodic intervals pursuant to Rule 23c-3 under the Investment Company Act of 1940 and submit, as required by Rule 23c-3, such policy for shareholder approval. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the Fund's address indicated above or by voting in person at the Meeting.

     The Board of Directors has fixed the close of business on August 4, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Shareholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of August 4, 1997, the Fund had outstanding 5,016,740 shares of Common Stock, par value $0.10 per share.

     The Board of Directors of the Fund knows of no business other than that mentioned in Items 1 through 4 of the Notice of Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                          ITEM 1. ELECTION OF DIRECTORS

     At the Meeting six Directors will be elected to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the election of the persons listed below.

     The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend.

     Certain information concerning the nominees is set forth as follows:

                                                                                                     Shares of
                                                                                                    Common Stock
                                                                                                    of the Fund
                                     Principal Occupations                                          Beneficially
     Name and Address                During Past Five Years                         Director          Owned at
        of Nominee                 and Public Directorships(1)             Age        Since        August 4, 1997
       ------------                ---------------------------             ---       -------       --------------

William G. Barker, Jr.(2)....     Consultant to the television industry     64         1993               -0-
111 Parsonage Road                    since 1991;  Senior Vice
Greenwich, Connecticut 06830          President and Chief Financial
                                      Officer of The CBS/Fox Company
                                      from 1982 to 1991.

George H. Chittenden (2) ....      Director of Bank Audi (US).              80         1990              750
155 Buffalo Bay, Neck Road
Madison, Connecticut 06443

Haruo Sawada (3).............     President of the Fund since 1997;         47         1997               -0-
180 Maiden Lane                       President and Director of NCM
New York, New York 10038              since 1997; General Manager of
                                      Nomura Investment Management
                                      Co., Ltd. ("NIMCO") from 1994
                                      to 1996; Senior Vice President of
                                      NCM from 1990 to 1994.

Chor Weng Tan (2)............     Managing Director for Education, The      61         1990               -0-
345 East 47th Street                  American Society of Mechanical
New York, New York 10017              Engineering since 1991;
                                      Professor, School of
                                      Engineering, The Cooper Union
                                      from 1963 to 1991; Dean,
                                      School of Engineering, The
                                      Cooper Union from 1975 to
                                      1987; Executive Officer, The
                                      Cooper Union Research
                                      Foundation from 1976 to 1987;
                                      Program Director, Presidential
                                      Young Investigator Awards of
                                      National Science Foundation
                                      from 1987 to 1989; and Director,
                                      Tround International, Inc.

                                                                                                     Shares of
                                                                                                    Common Stock
                                                                                                    of the Fund
                                     Principal Occupations                                          Beneficially
     Name and Address                During Past Five Years                         Director          Owned at
        of Nominee                 and Public Directorships(1)             Age        Since        August 4, 1997
       ------------                ---------------------------             ---       -------       --------------

Arthur R. Taylor (2) .........    President of Muhlenberg College           62         1990               -0-
2400 Chew Street                     since 1992; Dean of the Faculty of
Allentown, Pennsylvania 18104        Business of Fordham University
                                     from 1985 to 1992; Chairman of
                                     Arthur R. Taylor & Co.
                                     (investment firm); and Director
                                     of Pitney Bowes, Inc. and
                                     Louisiana Land & Exploration
                                     Company.

John F. Wallace (3) .........     Secretary and Treasurer of the Fund       68         1990               -0-
180 Maiden Lane                      since 1990; Senior Vice
New York, New York 10038             President of NCM since 1981,
                                     Secretary since 1976, Treasurer
                                     since 1984 and Director since
                                     1986; Senior Vice President of
                                     Nomura Securities International,
                                     Inc. ("NSI") since 1978,
                                     Secretary from 1977 to 1991,
                                     and Director from 1983 to 1991.

---------------
(1) Each of the nominees is also a director of Japan OTC Equity Fund, Inc., Korea Equity Fund, Inc. and Nomura Pacific Basin Fund, Inc., investment companies for which NCM acts as manager.
(2)  Member of Audit Committee and Nominating Committee of the Board of
     Directors.
(3) "Interested person," as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), of the Fund.

     Committees and Directors' Meetings. The Board of Directors has a standing Audit Committee and Nominating Committee, each of which consists of the Directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund's independent accountants and the evaluation by such accountants of the accounting procedures followed by the Fund. The principal purpose of the Nominating Committee is to select and nominate the Directors who are not "interested persons" of the Fund as defined in the Investment Company Act. The Nominating Committee will consider nominees recommended by shareholders of the Fund. Shareholders should submit nominees to the Secretary of the Fund. The Fund has no standing Compensation Committee.

     During the fiscal year ended March 31, 1997, the Board of Directors held seven meetings; the Audit Committee held one meeting; and the Nominating Committee held one meeting. Each Director attended at least 75% of the meetings of the Board of Directors, and each Director who is a member of the Audit and Nominating Committees attended at least 75% of the meetings of such Committees held during such period.

     Interested Persons. The Fund considers two nominees, Messrs. Sawada and Wallace, to be "interested persons" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act. Mr. Sawada is President of the Fund and the President and a director of NCM. Mr. Wallace is Secretary and Treasurer of the Fund, Senior Vice President, Secretary, Treasurer and a director of NCM and Senior Vice President of NSI, which is an affiliate of NCM.

     Compensation of Directors. The Manager pays all compensation of all Directors of the Fund who are affiliated with the Manager or any of its affiliates. The Fund pays to each Director not affiliated with the Manager an annual fee of $5,000 plus $500 per meeting attended, together with a Director's actual out-of-pocket expenses related to attendance at meetings. Such fees and expenses aggregated $40,821 for the fiscal year ended March 31, 1997. The Fund has paid affiliated Directors' out-of-pocket expenses in connection with attendance at meetings of the Board of Directors; such expenses aggregated $2,776 for the fiscal year ended March 31, 1997.

     The following table sets forth for the periods indicated compensation paid by the Fund to its Directors and the aggregate compensation paid by all investment companies managed by NCM or advised by NIMCO to the Directors:

                                  Aggregate           Pension or Retirement    Total Compensation from
                                Compensation       Benefits Accrued as Part of   Fund Complex Paid to
                                from Fund for         Fund Expenses for its      Directors During the
                            its Fiscal Year Ended       Fiscal Year Ended        Calendar Year Ended
  Name of Director             March 31, 1997             March 31, 1997          December 31, 1996*
  ----------------            ----------------           ----------------        -------------------
William G. Barker, Jr. ...         $8,500                      None                    $33,000

George H. Chittenden .....         $8,500                      None                    $33,000

Haruo Sawada..............           --                        None                       --

Chor Weng Tan.............         $8,500                      None                    $33,000

Arthur R. Taylor .........         $8,500                      None                    $33,000

John F. Wallace. .........           --                        None                       --

----------
* In addition to the Fund, the "Fund Complex" includes Japan OTC Equity Fund, Inc., Korea Equity Fund, Inc. and Nomura Pacific Basin Fund, Inc.

     Officers of the Fund. The following table sets forth information concerning the officers of the Fund. Officers of the Fund are elected and appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

                                                                     Shares of
                                                                    Common Stock
                                                                    of the Fund
                                                                    Beneficially
                                                                      Owned at
   Name and Principal Occupation                            Officer   August 4,
       During Past Five Years              Office      Age   Since      1997
--------------------------------           ------      ---  ------- ------------

Haruo Sawada..........................   President     47    1997        -0-
      President and Director of
      NCM since 1997, General
      Manager of NIMCO from 1994
      to 1996,  Senior Vice President
      of NCM from 1990 to 1994.

Mitsutoyo Kohno.......................      Vice       48    1990        -0-
      Senior Vice President of NCM       President
      since 1991 and Director
      since 1994, Vice President
      from 1989 to 1991.

John F. Wallace.......................  Secretary and  68    1990        -0-
      Senior Vice President of NCM        Treasurer
      since  1981, Secretary since
      1976, Treasurer since 1984 and
      Director since 1986. Senior Vice
      President  of NSI since 1978,
      Secretary  from 1977 to 1991,
      and Director from 1983 to 1991.

     Stock Ownership. At August 4, 1997, the Directors and officers of the Fund as a group (7 persons) owned an aggregate of 750 shares, less than 1% of the outstanding shares of the Fund. Mr. Sawada, President of the Fund, and Mr. Mitsutoyo Kohno, Vice President of the Fund, together own less than 1% of the shares of The Nomura Securities Co., Ltd., an affiliate of both NCM and NIMCO.

                  ITEM 2. SELECTION OF INDEPENDENT ACCOUNTANTS

     On the recommendation of the Audit Committee, the Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of Price Waterhouse LLP ("Price Waterhouse"), as independent accountants, to audit the financial statements of the Fund for the fiscal year ending March 31, 1998. Price Waterhouse has acted as the Fund's independent accountants since the inception of the Fund. The Fund knows of no direct or indirect financial interest of such firm in the Fund. Such appointment is subject to ratification or rejection by the shareholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such accountants.

     Price Waterhouse also acts as independent accountants for The Nomura Securities Co., Ltd. and certain of its affiliated entities, including NCM, and for three other investment companies for which NCM acts as manager. The Board of Directors of the Fund considered the fact that Price Waterhouse has been retained as the independent accountants for these other entities in its evaluation of the ability of Price Waterhouse to also function in that capacity for the Fund.

     A representative of Price Waterhouse is expected to be present at the Meeting and will have the opportunity to respond to questions from shareholders and to make a statement if such person so desires.

          ITEM 3. APPROVAL OR DISAPPROVAL OF THE MANAGEMENT, INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY ARRANGEMENTS

     Nomura Capital Management, Inc. ("NCM") has served as the management company for the Fund since the Fund commenced operations in 1990. Nomura Investment Management Co., Ltd. ("NIMCO"), the parent of NCM, has served as the investment adviser for the Fund since that time. During 1996, following approval by the Fund's shareholders, NIMCO entered into an investment sub-advisory agreement with Nomura Capital Management (Singapore) Ltd. ("NCM-Singapore"), another subsidiary of NIMCO. NCM, NIMCO, and NCM-Singapore are each affiliates of The Nomura Securities Co., Ltd. ("Nomura"), which is the largest securities company in Japan. The existing agreements between the Fund and NCM, NCM and NIMCO, and NIMCO and NCM-Singapore are referred to below as the Current Management Agreement, the Current Investment Advisory Agreement, and the Current Investment Sub-Advisory Agreement, respectively.

     NIMCO has announced a proposed merger pursuant to which it and The Nomura Securities Investment Trust Management Co., Ltd. ("NSITM"), another investment advisory company affiliated with Nomura, will consolidate their organizations. The merger of the two affiliated companies is permitted by recent changes in Japanese law. NIMCO is the largest investment advisory company in Japan in terms of total assets under management. NSITM is the largest investment trust management company in Japan. At June 30, 1997, NIMCO and NSITM together managed approximately $127.9 billion of investments.

     It is presently contemplated that the corporate restructuring of NIMCO and NSITM (the "NAM Restructuring") will take place on or about October 1, 1997. As part of the NAM Restructuring, it is anticipated that a subsidiary of NSITM based in New York will merge into NCM, and that NCM-Singapore will merge into a subsidiary of NSITM located in Singapore. After the restructuring, the advisory firms will operate under the following names: the Japanese firm will be Nomura Asset Management Co., Ltd. ("NAM"), the United States firm will be Nomura Asset

Management U.S.A. Inc. ("NAM-U.S.A."), and the Singapore firm will be Nomura Asset Management (Singapore) Ltd. ("NAM-Singapore").

     NCM has advised the Board of Directors and the Fund that the changes in the corporate structure of the advisers in the United States, Japan and Singapore are not expected to affect the portfolio management or day-to-day operations of the Fund. However, these changes may constitute an "assignment" of the relevant contracts under the Investment Company Act, which would result in a termination of the Current Management Agreement, the Current Investment Advisory Agreement and the Current Investment Sub-Advisory Agreement. Accordingly, in anticipation of the consummation of the NAM Restructuring and in order to ensure the continuity of management, investment advisory and investment sub-advisory services provided to the Fund by NCM, NIMCO and NCM-Singapore, respectively, a new management agreement between the Fund and NAM-U.S.A. (the "New Management Agreement"), a new investment advisory agreement between NAM-U.S.A. and NAM (the "New Investment Advisory Agreement"), and a new investment sub-advisory agreement between NAM and NAM-Singapore (the "New Investment Sub-Advisory Agreement") are proposed to be approved prior to such date by a majority of the Fund's shareholders.

     The proposed new agreements under which the Fund will operate after the NAM Restructuring are substantively identical to the agreements under which the Fund currently operates. The services to be provided by NAM-U.S.A., NAM and NAM-Singapore after the NAM Restructuring will be identical to the services currently provided by NCM, NIMCO and NCM-Singapore, respectively. NCM has advised the Board of Directors of the Fund that the NAM Restructuring will provide the Fund with access to an investment adviser with a larger capital base and increased investment research staff. NCM has further advised the Board of Directors that it believes that there will be no reduction in the quality of any of the services presently furnished by NCM, NIMCO, and NCM-Singapore, respectively. As described below, the proposed new agreements do not alter the rate of management compensation presently payable by the Fund.

     In their consideration of the above agreements, the Board of Directors received information relating to, among other things, alternatives to the present arrangements, the nature, quality and extent of the advisory and other services to be provided to the Fund by NAM-U.S.A., NAM and NAM-Singapore, and comparative data with respect to the advisory fees paid by other international funds, the operating expenses and expense ratio of the Fund as compared to such funds and the performance of the Fund as compared to such funds. The Independent Directors also considered the quality of the personnel providing management and investment advisory services to the Fund, NCM's representations that there will be no material adverse change in the services provided to the Fund after the NAM Restructuring is completed, the relative profitability of the present arrangements to NCM, NIMCO and NCM-Singapore, and information about the services to be performed and the personnel performing such services under the proposed agreements. The Independent Directors were advised by separate counsel in connection with their review of the management, investment advisory and investment sub-advisory arrangements of the Fund.

     If approved by the Fund's shareholders at the Meeting, each of the New Management Agreement, the New Investment Advisory Agreement and the New Investment Sub-Advisory Agreement will remain in effect until September 30, 1999, unless terminated as described below. The Fund's management agreement with NCM was last approved by its shareholders on July 9, 1991. The Fund's investment advisory and investment sub-advisory arrangements were last approved by its shareholders on November 12, 1996. Although the management, investment advisory and investment sub-advisory arrangements consist of three separate contracts, shareholders can only vote on the three agreements together and not individually.

     As indicated above, NIMCO and NSITM are affiliates of Nomura, the largest securities company in Japan. The Tokyo Prosecutor's Office indicted Nomura and certain of its former officers in June and July, 1997 for loss compensation in violation of the Securities and Exchange Law of Japan. In addition, on July 30, 1997, the Ministry of Finance of Japan announced administrative penalties against Nomura, each for certain specified time periods, as follows: suspension of Nomura's own-account stock-related dealing; suspension of stock-related business at all Nomura branch offices; suspension of all securities transactions at certain divisions of Nomura's headquarters;

suspension of all securities transactions at Nomura's headquarters; and ban from participation in the auction and underwriting of public bonds in Japan. NCM has advised the Board of Directors that neither NCM nor NIMCO had any involvement in any of the activities that were the subject of the indictments and administrative penalties, and that NCM has been advised by NSITM that neither it nor any of its subsidiaries had any such involvement.

Information Concerning NAM-U.S.A., NAM, and NAM-Singapore

     NAM-U.S.A. will provide global investment advisory services, primarily with respect to Japanese and other Pacific Basin securities, for U.S. institutional clients. NAM-U.S.A. also will act as one of the investment advisers to six other investment companies, three of which are U.S. registered investment companies. NAM-U.S.A. will be a subsidiary of NAM and Nomura Research Institute ("NRI").

     Under the New Management Agreement, NAM-U.S.A. agrees to provide, or arrange for the provision of, investment advisory and management services to the Fund, subject to the oversight and supervision of the Board of Directors of the Fund. In addition to the management of the Fund's portfolio in accordance with the Fund's investment policies and the responsibility for making decisions to buy, sell or hold particular securities, NAM-U.S.A. is obligated to perform, or arrange for the performance of, the administrative and management services necessary for the operation of the Fund. NAM-U.S.A. also is obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties thereunder.

     The following table sets forth the name, proposed title and principal occupations of the proposed principal executive officer and each director of NAM-U.S.A. upon the completion of the NAM Restructuring:

                           Title with NAM-U.S.A.    Present
Name*                      after NAM Restructuring  Principal Occupation
-----                      -----------------------  --------------------
Haruo Sawada............   Director and President   Director and President of
                                                    NCM

Brian X. Fitzgibbon.....   Director                 Director and Senior Vice
                                                    President of NCM

Takashi Harino..........   Director                 Director of NSITM

Shigenobu Hayakawa......   Director                 Director of NSITM

Shigehito Hayashi.......   Director                 Director and President of
                                                    Nomura Asset Management
                                                    (U.S.A.) Inc.

Naotake Hirasawa........   Director                 Director of NIMCO

Mitsutoyo Kohno.........   Director                 Director and Senior Vice
                                                    President of NCM

Takahide Mizuno.........   Director                 Director of NIMCO

Takeo Nakamura..........   Director                 Managing Director of NIMCO

Marti G. Subrahmanyam...   Director                 Professor of Finance and
                                                    Economics, New York
                                                    University, Leonard N. Stern
                                                    School of Business
                                                    Administration

John F. Wallace.........   Director                 Director, Senior Vice
                                                    President, Secretary
                                                    and Treasurer of NCM

--------------
* The address of Messrs. Sawada, Fitzgibbon, Hayashi, Kohno, Subrahmanyam, and Wallace is 180 Maiden Lane, New York, New York 10038. The address of Messrs. Harino, Hayakawa, Hirasawa, Mizuno, and Nakamura is 1-12-11, Nihonbashi, Chuo-Ku, Tokyo 103, Japan.

     NAM will provide investment advisory services for Japanese and international clients. In addition to the Fund, NAM will act as an investment adviser with respect to the following registered investment companies: Japan OTC Equity Fund, Inc., Korea Equity Fund, Inc., and Nomura Pacific Basin Fund, Inc. NRI, whose address is 1-10-1, Nihonbashi, Chuo-ku, Tokyo 103, Japan, will own 12.44% of NAM.

     The following table sets forth the name, proposed title and principal occupation of the proposed principal executive officer and each director of NAM upon the completion of the NAM Restructuring:

                            Title with NAM after  Present
Name*                        NAM Restructuring    Principal Occupation
-----                        -----------------    --------------------
Hitoshi Tonomura.............  Chairman of        President of NSITM
                               the Board

Tadashi Takubo...............  President          President of NIMCO

Tadashi Akimoto..............  Director           Director of NIMCO

Kazuhiko Hama ...............  Director           Director of NSITM

Takashi Harino...............  Director           Director of NSITM

Naotake Hirasawa.............  Director           Director of NIMCO

Toshio Ikawa.................  Director           Director of NSITM

Hideaki Ishii................  Director           Managing Director of NSITM

Shinzo Katada................  Director           Managing Director of NIMCO

Atsushi Kinebuchi............  Director           Executive Managing Director
                                                  of NSITM

Norio Kinoshita..............  Director           Director of NSITM

Masami Kitaoka...............  Director           Director of NSITM

Mitsunori Minamio............  Director           Director of NIMCO

Haruo Miyako.................  Director           Managing Director of NSITM

Takahide Mizuno..............  Director           Director of NIMCO

Takeo Nakamura...............  Director           Managing Director of NIMCO

Naoki Santo..................  Director           Executive Managing Director
                                                  of NIMCO

Takanori Shimizu.............  Director           Managing Director of NSITM

Teruo Shimizu................  Director           Director of NSITM

Hiromichi Tabata.............  Director           Director of NSITM

Katsuya Takanashi............  Director           Executive Vice President
                                                  of NSITM

Yasuo Takebayashi............  Director           Managing Director of NSITM

Takanori Tanabe..............  Director           Executive Managing Director
                                                  of NSITM

Isao Teranishi...............  Director           Executive Managing Director
                                                  of NIMCO
---------------
* The address of the principal executive officer and each director is 1-12-11, Nihonbashi, Chuo-ku, Tokyo 103, Japan.

     NAM-Singapore, a Singapore corporation, will be a subsidiary of NAM and Nomura Asset Management U.K. Limited ("NAM-U.K."). NAM-Singapore will provide investment advisory services relating to Pacific Basin securities to institutional clients, including pension and profit sharing plans. In addition, NAM-Singapore will act as an investment adviser for Nomura Pacific Basin Fund, Inc. and for such services will receive from NAM-U.S.A. an investment advisory fee of .0275% of such Fund's average daily net assets. NAM, whose address will be 1-12-11, Nihonbashi, Chuo-ku, Tokyo 103, Japan, and NAM-U.K., whose address is Nomura House, 1 St. Martin's-le-Grand, London EC1A 4NP, England, will own 75% and 20%, respectively, of NAM-Singapore.

     The following table sets forth the name, proposed title and principal occupation of the proposed principal executive officer and each director of NAM-Singapore upon the completion of the NAM Restructuring.

                     Title with
                     NAM-Singapore
                     after NAM              Present
Name*                Restructuring          Principal Occupation
-----                -------------          --------------------
Takashi Kusano       Managing Director      Managing Director of NCM-Singapore

Reginald J. Frank    Director               Director of NCM-Singapore

Takashi Harino       Director               Director of NSITM

Naotake Hirasawa     Director               Director of NIMCO

Noritada Ishikawa    Director               Senior Manager of NSITM

Takahide Mizuno      Director               Director of NIMCO

Takeo Nakamura       Director               Managing Director of NIMCO

Koichi Suzuki        Director               President and Managing Director of
                                            Nomura Asset Management (Singapore)
                                            Limited
---------------
* The address of Messrs. Kusano and Frank is 6 Battery Road, 42-03 Standard Chartered Building, Singapore 049909. The address of Messrs. Harino, Hirasawa, Ishikawa, Mizuno, and Nakamura is 1-12-11, Nihonbashi, Chuo-ku, Tokyo 103, Japan. The address of Mr. Suzuki is Nomura House, 1 St. Martin's-le-Grand, London EC1A 4NP, England.


Terms of the New Management Agreement, the New Investment Advisory Agreement, and the New Investment Sub-Advisory Agreement

     Copies of the forms of the New Management Agreement, the New Investment Advisory Agreement, and the New Investment Sub-Advisory Agreement are set forth as Exhibits A, B, and C, respectively. Set forth below is a summary of the terms of such agreements. As discussed above, the proposed agreements are substantively identical to the agreements under which the Fund currently operates. The proposed agreements do not change the amount of management fees payable by the Fund.

     Under the New Management Agreement, NAM-U.S.A. agrees to provide, or arrange for the provision of, investment advisory and management services to the Fund, subject to the oversight and supervision of the Board of Directors of the Fund. In addition to the management of the Fund's portfolio in accordance with the Fund's investment policies and the responsibility for making decisions to buy, sell or hold particular securities, NAM-U.S.A. is obligated to perform, or arrange for the performance of, the administrative and management services necessary for the operation of the Fund. NAM-U.S.A. is also obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties thereunder. Pursuant to such Agreement, NAM-U.S.A. is authorized to retain NAM to act as an investment adviser for the Fund.

     Pursuant to the New Investment Advisory Agreement between NAM-U.S.A. and NAM, NAM will agree to furnish NAM-U.S.A. with economic research, securities analysis and investment recommendations and to review and render investment advice with respect to the Fund. NAM will not be responsible for the actual portfolio decisions of the Fund. Pursuant to such Agreement, NAM is authorized to retain NAM-Singapore to act as an investment sub-adviser for the Fund.

      Pursuant to the New Investment Sub-Advisory Agreement between NAM and NAM-Singapore, NAM-Singapore will agree to furnish NAM-U.S.A. and NAM with economic research, securities analysis and investment recommendations and to review and render investment advice with respect to the Fund. NAM-Singapore will not be responsible for the actual portfolio decisions of the Fund.

Compensation and Expenses

     As described above, the management compensation presently payable by the Fund will remain the same under the proposed contractual arrangements. As compensation for its services to the Fund, NAM-U.S.A. will receive a monthly fee, computed daily, at the annual rate of 1.10% of the value of the Fund's average weekly net assets. NAM-U.S.A. will pay NAM monthly fees at the annual rate of .50% of the Fund's average weekly net assets, and NAM will pay NAM-Singapore monthly fees at the annual rate of .25% of the Fund's average weekly net assets. The fee payable to NAM-U.S.A. is higher than that paid by most management investment companies, but NAM-U.S.A. believes it is justified by the types of portfolio securities held by the Fund and that it is comparable to fees paid by other international funds. For the fiscal year ended March 31, 1997, the Fund paid or accrued fees to NCM of $506,083. At July 31, 1997, the net assets of the Fund aggregated approximately $52.1 million. At this net asset level, the annual management fee would aggregate $572,595.

     The New Management Agreement obligates NAM-U.S.A. to provide, or arrange for the provision of, investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund, as well as the fees of all Directors of the Fund who are affiliated persons of NAM-U.S.A. or any of its affiliates. The Fund pays all other expenses incurred in the operation of the Fund, including, among other things, taxes, expenses for legal, tax and auditing services, costs of printing proxies, listing fees, stock certificates, shareholder reports, prospectuses, charges of the custodian, sub-custodians and transfer agent, Securities and Exchange Commission (the "Commission") fees, expenses of registering the shares under Federal, state and foreign laws, fees and expenses of unaffiliated Directors, accounting and pricing costs (including the weekly calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund.

     For the fiscal year ended March 31, 1997, the Fund paid brokerage commissions of $240,252. Nomura and its affiliates earned no commissions on execution of such portfolio security transactions.

     The following table sets forth information relating to the registered investment companies which invest primarily in securities of companies domiciled in Pacific Basin countries with the investment objective of long-term capital appreciation for which NAM-U.S.A., NAM, and their affiliates will act as manager or investment adviser:

                                                                    Approximate
                                                                   Net Assets at
                                                                   July 31, 1997
Investment Company            Annual Advisory Fees                  (millions)
------------------            --------------------                  ----------
Japan OTC Equity Fund, Inc.                                           $77.5
Manager:                      Management Fee:
NAM-U.S.A.                    1.10% of net assets not in excess
Investment Adviser:           of $50 million, 1.00% of net assets
NAM                           in excess of $50 million but not
                              exceeding $100 million, and .90% of
                              net assets in  excess  of $100
                              million
                              Investment Advisory Fee:
                              .50% of net assets not in excess
                              of $50 million, .45% of net assets
                              in excess of $50 million but not
                              exceeding $100 million, and .40% of
                              net assets in excess of $100
                              million; paid by NAM-U.S.A.


Korea Equity Fund, Inc.(1)                                            $50.5
Manager:                      Management Fee:
NAM-U.S.A.                    1.10% of net assets.
Investment Adviser:           Investment Advisory Fee:
NAM                           .55% of net assets; paid by
                              NAM-U.S.A.


Nomura Pacific Basin
Fund, Inc.                                                            $23.8
Manager:                      Management Fee:
NAM-U.S.A.                    .75% of net assets.
Investment Advisers:          Investment Advisory Fees:
NAM                           .26125% of net assets; paid by
                              NAM-U.S.A. to NAM
NAM-Singapore                 .0275% of net assets; paid by
                              NAM-U.S.A. to NAM-Singapore
---------------
(1) LG Investment Trust Management Co., Ltd. will act as investment sub-adviser to Korea Equity Fund, Inc. for which it will receive compensation of .10% of net assets paid by NAM-U.S.A.


     Duration and Termination. As indicated above, each of the New Management Agreement, the New Investment Advisory Agreement and the New Investment Sub-Advisory Agreement will remain in effect until September 30, 1999, and from year to year thereafter if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days' written notice at option of either party thereto or by the vote of the shareholders of the Fund.

       ITEM 4. SHAREHOLDER PROPOSAL THAT THE BOARD OF DIRECTORS ESTABLISH
                 A FUNDAMENTAL POLICY REQUIRING THE FUND TO MAKE
                     REPURCHASE OFFERS AT PERIODIC INTERVALS

THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY AND STRONGLY RECOMMENDS THAT SHAREHOLDERS VOTE AGAINST ITEM 4. THE DIRECTORS BELIEVE THE PROPOSAL IS INCONSISTENT WITH THE INTERESTS OF LONG-TERM INVESTORS IN THE FUND.

Shareholder Proposal

     The Fund has been informed by Newgate Management Associates ("Newgate"), 80 Field Point Road, Greenwich, Connecticut 06830, a shareholder claiming beneficial ownership of 581,490 shares of common stock of the Fund, that it expects to present the following proposal at the meeting:

          RESOLVED, that the holders of the common stock of Jakarta Growth Fund, Inc. (the "Fund") hereby recommend that the Fund's Board of Directors establish a fundamental policy requiring the Fund to make repurchase offers for Fund's shares at periodic intervals pursuant to Rule 23c-3 promulgated under the Investment Company Act of 1940, as such Rule may be amended from time to time.

     Based upon information available to the Fund, the Fund believes that Newgate failed to timely comply with Commission requirements to file reports with the Commission and provide copies to the Fund relating to such firm's ownership of shares of the Fund. Newgate claims beneficial ownership of shares representing in excess of 10% of the Fund's outstanding shares. With respect to such share ownership, Rule 13d-1 adopted by the Commission under the Securities Exchange Act of 1934, as amended, requires the beneficial owner of more than 5% of an issuer's outstanding stock to file reports with the Commission, the New York Stock Exchange (the "NYSE") (in the case of the Fund), and the Fund. Newgate was required by federal securities laws to file a report on Schedule 13G no later than February 14, 1997. Such report was not filed by Newgate until July 25, 1997, following notice by the Fund to Newgate of the Fund's belief that Newgate did not comply with the applicable federal securities laws.

     Newgate has requested that the following statement be included in the proxy statement in support of its proposal:

     The prospectus, dated April 10, 1990, pursuant to which the Fund offered its Common Stock to the public, states that: "In recognition of the possibility that the Fund's shares may trade at a discount, the Fund may from time to time take action to attempt to reduce or eliminate a market value discount from net asset value, either by repurchasing Fund shares in the open market when it can do so at prices below the current net asset value per shares, or by making a tender offer for shares of the Fund."

     DESPITE THE FACT THAT THE FUND HAS TRADED AT AN AVERAGE DISCOUNT OF 10.65% FOR THE PAST 52 WEEKS (AUGUST 2, 1996 TO JULY 25, 1997), THE BOARD OF TRUSTEES HAS NOT CONDUCTED TENDER OFFERS OR REPURCHASED FUND SHARES IN THE OPEN MARKET.

[The following descriptive data is supplied in accordance with Rule 304(d) of Regulation S-T. The plot points replace a chart showing the premium/discount at which shares of the Fund have traded for the period August 2, 1996 to July 25, 1997.]

  8/2/96          (7.51%)
 8/23/96          (2.71%)
 9/13/96          (6.91%)
 10/4/96          (5.90%)
10/25/96         (10.41%)
11/15/96          (8.41%)
 12/6/96         (14.38%)
12/27/96         (12.21%)
 1/17/97         (13.62%)
  2/7/97         (13.15%)

 2/28/97         (13.35%)
 3/21/97         (12.13%)
 4/11/97         (10.62%)
  5/2/97         (13.92%)
 5/23/97         (11.97%)
 6/13/97         (12.46%)
  7/4/97         (11.50%)
 7/25/97          (8.88%)

     If the Fund adopted the proposed fundamental policy, the Fund would become a "closed-end interval fund." Rule 23c-3, under the Investment Company Act of 1940, provides that closed-end management investment companies such as the Fund may make periodic and certain discretionary repurchases of their securities at net asset value. Periodic repurchases, which may be for between 5% and 25% of the Fund's outstanding shares must be made pursuant to a fundamental policy adopted by the Fund. The Board of Directors of the Fund would determine the interval between repurchase offers and the percentage of Fund shares subject to repurchases consistent with Rule 23c-3.

     o Adoption of this policy would assure shareholders of at least an annual opportunity to obtain net asset value for at least some of their shares, subject to certain limitations imposed by Rule 23c-3.

     o The periodic repurchase offer by the Fund for a portion of its shares may reduce the discount to net asset value at which shares of the Fund have historically traded on the NYSE.

     o In the opinion of the Proponent, this policy will promote stable portfolio management and maintain the Fund as a viable investment vehicle for its long-term shareholders.

     FOR ALL OF THE FOREGOING REASONS, THE PROPONENT STRONGLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THIS PROPOSAL.

Response by the Board of Directors

I. Recommendation.

THE BOARD OF DIRECTORS UNANIMOUSLY OPPOSES THE PROPOSAL DESCRIBED ABOVE AND STRONGLY URGES ALL SHAREHOLDERS TO VOTE AGAINST THE PROPOSAL. THE REASONS FOR THIS UNANIMOUS OPINION, WHICH ARE DISCUSSED BELOW, ARE AS FOLLOWS:

Purpose of               o         The Fund is designed to produce returns for
The Fund                           long-term investors in Indonesia, a the Fund
                                   developing country with great natural wealth whose securities market has been constricted.
                                   The Directors and management believe that (a)
                                   Indonesia offers promise for growth over the long-term, (b) the Fund is a long-term investment vehicle to participate in this growth, and (c) the shareholder proposal to require periodic repurchases -- which would reduce the size of the Fund over long-term -- is inconsistent with the Fund's purpose.

Trading                  o         Over the past five years, trading in the
history                            Fund's shares has ranged from a share price
                                   premium of 34% above net asset value to a discount of 15%. (A chart is set forth below.) From the Fund's inception through July 31, 1997, the Fund's shares traded at an average premium of 1.6%.

                         o The market price behavior of the Fund has not been dissimilar to that of other single country funds. Sentiment in the United States toward international investment has not been as favorable as toward domestic investment in recent years and this has depressed prices of substantially all closed-end single country funds investing in developing markets.

                         o Management of the Fund is aware of no evidence that conversion to an interval fund would have any significant long-term impact on any discount at which the Fund's shares trade on the NYSE.

Disadvantages            o         In light of the Fund's objective and
of proposal                        long-term investment horizon, it is illogical
                                   for the Fund to be subjected to continuing repurchase requirements. The Fund's investment advisers believe, contrary to the proponent's assertion, that periodic repurchases would not promote stable portfolio management. Rather, the Fund's advisers are of the conviction that any periodic repurchases would disrupt the portfolio management and could cause the Fund to dispose of its assets in an illiquid market at undervalued prices.

                         o Periodic repurchases would reduce the Fund's assets. The Fund's operating expense ratio will increase as its assets are reduced.

Conclusion                o        Management of the Fund is not aware of a
                                   single instance where a country fund has converted to an interval fund. The Directors believe the proposal for the Fund is inconsistent with the interests of the long-term investors for whom the Fund is designed. The Directors believe that the proposal (if adopted) would largely benefit investors seeking a short-term profit at the expense of the long-term investors for whom the Fund was designed.

II. Basis for Directors' Views. In determining their response to the shareholder proposal, the Directors held three board meetings and reviewed extensive materials concerning the performance of the Fund, the attributes of its closed-end structure, historical discount/premium data for the trading of the Fund's shares, and the trading experience of other closed-end funds investing in developing countries such as Indonesia. The Directors' analysis is summarized below.

     o Purpose of Fund. Indonesia is a developing country with the fourth largest population in the world and vast natural resources. The Fund was formed in 1990 to provide long-term participation in the growth of Indonesia. The Directors continue to believe that this objective is sound. The Indonesian market has been constricted by a political system that has not been conducive to the growth of wealth by second and third party ownership through securities. The Directors and management expect that this will change over time and that the Fund will be well-positioned to participate in the growth of Indonesia.

     o Portfolio management. The Directors believe that the traditional closed-end fund structure is the only appropriate structure for a single country fund investing in Indonesia. This format provides flexibility for investment management and has no limitations on the holding of illiquid securities. The Fund's investment advisers have informed the Directors that share repurchase requirements could severely disrupt the Fund's portfolio strategy and require the sale of securities in a relatively illiquid market at times when it is not in the best interests of the Fund.

     o Costs to the Fund and the Shareholders. The Directors have reviewed operating expense information prepared by the Fund's management company. This information indicates that the operating expense ratio of the Fund will increase as assets of the Fund are reduced by share repurchases. The amount of any such increase will vary directly with the size of the repurchase commitment. In addition, the Fund would incur substantial costs in connection with any periodic repurchase (such as shareholder communication costs, portfolio transaction expenses, and legal fees) which would be borne in large part by shareholders who remain in the Fund.

     o Limited experience by interval funds. The shareholder proposal involves adoption of a policy requiring repurchases of shares by the Fund. Investment companies operating under such rule are frequently referred to as "interval funds". Although this rule was adopted more than four years ago, only a few investment companies have opted for this status. The Board of Directors believes that there is little experience of any investment company in operating under such rule and is not aware of a single country fund that is an interval fund. Further, the proponent of the proposal has provided no evidence to the effect that interval fund status is effective in narrowing discounts.

     o Actions by Board of Directors. The Fund's Board of Directors has reviewed the relative trading discount or premium of the Fund's shares on the NYSE at each quarterly Board meeting since the Fund was established. To date, the Board of Directors has not determined that a tender offer or open market repurchase would be in the best interests of the Fund. The Board of Directors continues to retain authority to evaluate what action is in the best interests of the Fund.

     o The Fund's trading history. Since its formation in 1990, the Fund's shares have traded during various periods at both a discount from net asset value and a premium over net asset value. From the Fund's inception through July 31, 1997, the Fund's shares traded at an average premium of 1.6%. Over the past five years, the shares have traded at a premium over net asset value as high as 34% and a discount to net asset value as much as 15%. This experience is not dissimilar to that of other single country funds.

     The chart below indicates the premium/discount trading history since inception of the Fund. Accordingly, this chart is more complete than the chart included in the proponent's statement, which covers only a one-year period.

                            Jakarta Growth Fund, Inc.
                                Premium/Discount
     For the Period April 11, 1990 (inception of the Fund) to July 31, 1997

[The following descriptive data is supplied in accordance with Rule 304(d) of Regulation S-T. The plot points replace a chart showing the premium/discount at which shares of the Fund have traded for the period April 11, 1990 (inception of the Fund) to July 31, 1997.]

 4/11/90                 7.53%
 4/30/90                 8.50%
 5/31/90                22.17%
 6/30/90                 5.31%
 7/31/90                 6.09%
 8/31/90               (13.34%)
 9/30/90               (30.34%)
10/31/90               (17.69%)
11/30/90               (13.03%)
12/31/90               (20.36%)
 1/31/91               (13.43%)
 2/28/91                 1.92%
 3/31/91                (8.93%)
 4/30/91                (6.25%)
 5/31/91                (8.68%)
 6/30/91                (7.35%)
 7/31/91               (10.60%)
 8/31/91               (13.10%)
 9/30/91                 4.98%
10/31/91                 6.43%
11/30/91                 7.26%
12/31/91                (7.11%)
 1/31/92                 8.28%
 2/29/92                23.18%
 3/31/92                11.71%
 4/30/92                (0.76%)
 5/31/92                 7.76%
 6/30/92                 9.38%
 7/31/92                 7.19%
 8/31/92                11.67%
 9/30/92                 2.52%
10/31/92                (4.26%)
11/30/92                 5.61%
12/31/92                13.46%

 1/31/93                 8.52%
 2/28/93                 6.66%
 3/31/93                 4.02%
 4/30/93                (1.41%)
 5/31/93                17.86%
 6/30/93                17.59%
 7/31/93                13.93%
 8/31/93                18.41%
 9/30/93                13.36%
10/31/93                15.87%
11/30/93                 2.93%
12/31/93                31.26%
 1/31/94                15.72%
 2/28/94                13.53%
 3/31/94                 0.81%
 4/30/94                12.25%
 5/31/94                 4.72%
 6/30/94                (1.05%)
 7/31/94                15.25%
 8/31/94                14.84%
 9/30/94                17.11%
10/31/94                10.82%
11/30/94                 2.55%
12/31/94                 4.41%
 1/31/95                 8.56%
 2/28/95                 0.90%
 3/31/95                 5.66%
 4/30/95                 3.75%
 5/31/95                10.55%
 6/30/95                 1.47%
 7/31/95                 3.51%
 8/31/95                 0.00%
 9/30/95                (1.93%)
10/31/95                 0.97%
11/30/95                (0.36%)
12/31/95                 4.53%
 1/31/96                 3.74%
 2/29/96                 5.47%
 3/31/96                 1.54%
 4/30/96                (4.64%)
 5/31/96                (4.85%)
 6/30/96                (5.84%)
 7/31/96                (6.17%)
 8/31/96                (3.16%)
 9/30/96                (6.67%)
10/31/96               (11.43%)
11/30/96                (9.65%)
12/31/96               (12.21%)
 1/31/97               (15.01%)
 2/28/97               (13.51%)
 3/31/97               (12.30%)
 4/30/97               (13.75%)
 5/30/97               (13.15%)
 6/30/97                (9.83%)
 7/31/97                (7.88%)

III. Consequences of conversion to an interval fund

     The shareholder proposal recommends that the Board of Directors of the Fund establish a fundamental policy of making periodic repurchases under Rule 23c-3 under the Investment Company Act. The Board of Directors unanimously recommends that shareholders vote against such proposal. If the Board of Directors did determine to approve such fundamental policy, the policy could not be adopted until it was approved at a subsequent shareholders meeting by a majority of the outstanding shares of the Fund (as defined in the Investment Company Act). Set forth below is certain summary information concerning interval funds, which is a term applied to funds making periodic repurchases under Rule 23c-3.

     Repurchase offers. Interval funds must periodically make repurchase offers for not less than five percent, nor more than 25 percent, of their outstanding common stock. The repurchase offer amount for each offer is to be determined by the board of directors of the interval fund. The interval between repurchase offers, which is part of the fundamental policy of an interval fund, is three, six, or 12 months.

     Terms of repurchase. An interval fund repurchases its shares, in cash, at the net asset value determined on a specified pricing date prior to the repurchase. An interval fund may deduct from the proceeds a repurchase fee, not to exceed two percent of the proceeds, that is paid to the fund to compensate it for expenses related to the repurchases.

     Tenders in excess of the repurchase amount. Repurchase offers by interval funds are made for only a specified percentage of outstanding shares. An interval fund may purchase up to an additional two percent of its outstanding shares if the acceptances under the offer exceed the repurchase offer amount. If an interval fund determines not to repurchase more than the repurchase offer amount, or if shareholders tender shares in an amount exceeding the repurchase offer amount plus two percent of the shares outstanding on the repurchase request deadline, the interval fund must repurchase the shares tendered on a pro rata basis, subject to limited exceptions. Accordingly, if an offer is oversubscribed, shareholders may be unable to liquidate the desired number of shares.

     FOR THE REASONS EXPRESSED ABOVE, THE BOARD OF DIRECTORS OF THE FUND STRONGLY URGES EACH SHAREHOLDER TO VOTE AGAINST ITEM 4.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     Allied Dunbar Assurance plc, an English corporation ("Allied Dunbar"), Threadneedle Investment Managers Limited, an English Corporation ("Threadneedle") and B.A.T. Industries plc, and English corporation ("B.A.T."), have reported a 5.3% beneficial ownership of the Fund's Common Stock. Allied Dunbar, located at Allied Dunbar Centre, Swindon SN1 1EZ England, is the beneficial owner of the Fund's Common Stock through its Allied Dunbar Far East Fund, Allied Dunbar Equity Far East Fund and Allied Dunbar Pension Equity Far East Fund. Threadneedle, located at 9-15 Sackville Street, London W1A 2JP England, acts as investment adviser to such funds and, therefore, may be deemed to be a beneficial owner of such securities. In addition, B.A.T., located at Windsor House, 50 Victoria Street, London SW1H 0NL England, may be deemed to be the indirect beneficial owner of such securities by indirectly owning 99% of the outstanding shares of Allied Dunbar.

     Newgate Management Associates ("Newgate"), located at 80 Field Point Road, Greenwich, Connecticut 06830, claims beneficial ownership of shares representing in excess of 10% of the Fund's outstanding shares.

     To the knowledge of the management of the Fund, the persons listed below are the only beneficial owners of more than 5% of the Fund's outstanding shares.

                                                                  Percent of
                                Shares of Common Stock            the Fund's
      Name of                       of the Fund                  Common Stock
  Beneficial Owner                Beneficially Owned                Owned
  ----------------                ------------------                -----
Allied Dunbar Assurance plc,           265,800                       5.3%
Threadneedle Investment
Managers Limited,
and B.A.T. Industries plc

Newgate Management Associates          575,500                      11.5%

                             ADDITIONAL INFORMATION

     The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund, except to the extent such expenses are attributable to the NAM Restructuring, in which case they will be borne by NCM. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In addition to the solicitation of proxies by mail, proxies may be solicited in person or by telephone. The Fund has retained Corporate Investor Communications, Inc., a proxy solicitation firm, to assist in the solicitation of proxies for the Meeting, for a fee of approximately $10,000, together with reimbursement of such firm's expenses.

     The election of Directors requires a plurality of the votes cast, in person or by proxy, at a meeting at which a quorum is duly constituted. Ratification of the selection of independent accountants requires the affirmative vote of a majority of the shares present and voting on the proposal at a meeting at which a quorum is present. Approval of each of the Management Agreement, Investment Advisory Agreement and Investment Sub-Advisory Agreement requires the vote of a majority of the outstanding voting securities of the Fund which, under the Investment Company Act, is the vote (a) of 67% or more of the shares of the Fund present at the meeting of the holders if more than 50% of the outstanding shares are present or represented by proxy, or (b) of more than 50% of the outstanding shares, whichever is less. If the Management, Investment Advisory and Investment Sub-Advisory Agreements are not approved by shareholders at the Meeting, the Board of Directors will reconsider the Fund's management, investment advisory and investment sub-advisory arrangements. Approval of the shareholder proposal requires the affirmative vote of a majority of the votes cast, in person or by proxy, at a meeting at which a quorum is duly constituted. The holders of a majority of the shares of stock of the Fund entitled to vote at the Meeting, present in person or by proxy, shall constitute a quorum for the transaction of business at the Meeting.

     The Fund expects that broker-dealer firms holding shares of the Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each proposal before the Meeting. The Fund understands that, under the rules of the NYSE, such broker-dealers may, without instructions from such customers and clients, grant authority to the proxies designated by the Fund to vote on certain items to be considered at the Meeting if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Certain broker-dealer firms may exercise discretion over shares held in their name for which no instructions are received by voting such shares in the same proportion as they have voted shares for which they have received instructions.

     The shares as to which the proxies so designated are granted authority by broker-dealer firms to vote on the items to be considered at the Meeting, the shares as to which broker-dealer firms have declined to vote ("broker non-votes"), as well as the shares as to which proxies are returned by record shareholders but which are marked "abstain" on any item will be included in the Fund's tabulation of the total number of votes present for purposes of determining whether the necessary quorum of shareholders exists. However, abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will not have an effect on the election of Directors, the ratification of the selection of independent accountants, or the approval of the shareholder proposal. Abstentions and broker non-votes will have the same effect as a vote against the approval of each of the Management Agreement, Investment Advisory Agreement and Investment Sub-Advisory Agreement.

     The Fund sends quarterly reports to shareholders. The Fund will furnish, without charge, a copy of its most recent annual and semi-annual report succeeding such annual report, if any, to shareholders upon request to the Fund at 180 Maiden Lane, New York, New York 10038 (or call 1-800-833-0018).

Proposals of Shareholders

     Proposals of shareholders intended to be presented at the next annual meeting of shareholders of the Fund must be received by the Fund for inclusion in its proxy statement and form of proxy relating to that meeting by June 1, 1998.

                                             By Order of the Board of Directors


                                             JOHN F. WALLACE
                                             Secretary

Dated:  August      , 1997

                                                                       Exhibit A

                              MANAGEMENT AGREEMENT

      AGREEMENT made this ____ day of _____________ 1997, by and between JAKARTA GROWTH FUND, INC., a Maryland corporation (hereinafter referred to as the "Fund"), and NOMURA ASSET MANAGEMENT U.S.A. INC., a New York corporation (hereinafter referred to as the "Manager").

                              W I T N E S S E T H:

      WHEREAS, the Fund is engaged in business as a non-diversified, closed-end, management investment company registered under the Investment Company Act of 1940, as amended (hereinafter referred to as the "Investment Company Act"); and

      WHEREAS, the Manager is willing to provide management and investment advisory services to the Fund on the terms and conditions hereinafter set forth;

      NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

                                    ARTICLE I

                              DUTIES OF THE MANAGER

      The Fund hereby retains the Manager to act as the manager of the Fund and to furnish the Fund with the management and investment advisory services described below, subject to the policies of, review by and overall control of the Board of Directors of the Fund, for the period and on the terms and conditions set forth in this Agreement. The Manager hereby accepts such employment and agrees during such period, at its own expense, to render, or arrange for the rendering of, such services and to assume the obligations herein set forth for the compensation provided for herein.

      (a) Management and Administrative Services. The Manager shall perform, or supervise the performance of, the management and administrative services necessary for the operation of the Fund including administering stockholder accounts and handling stockholder relations. The Manager shall provide the Fund with office space, equipment and facilities and such other services as the Manager, subject to review by the Board of Directors of the Fund, shall from time to time determine to be necessary or useful to perform its obligations under this Agreement. The Manager shall also, on behalf of the Fund, conduct relations with custodians, depositories, transfer agents, dividend disbursing agents, other stockholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable. The Manager shall generally monitor the Fund's compliance with investment policies and restrictions as set forth in filings made by the Fund under Federal securities laws. The Manager shall make reports to the Board of Directors of the Fund of the performance of its obligations hereunder and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as it shall determine to be desirable. The Manager and each of its affiliates shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

      (b) Investment Advisory Services. The Manager shall provide the Fund with such investment research, advice and supervision as the latter may from time to time consider necessary for the proper supervision of the assets of the Fund. The Manager shall act as investment adviser to the Fund and as such shall furnish continuously an investment program for the Fund and shall determine from time to time which securities shall be purchased, sold or exchanged and what portion of the assets of the Fund shall be held in the various securities in which the Fund invests, options, futures, options on futures or in cash, subject always to the restrictions of the Articles of Incorporation and By-Laws of the Fund, as amended from time to time, the provisions of the Investment Company Act and the statements relating to the Fund's investment objective, investment policies and investment restrictions as the same are set forth in filings made by the Fund under Federal securities laws. The Manager shall make decisions for the Fund as to foreign currency matters and make determinations as to foreign exchange contracts. The Manager shall make recommendations as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Fund's portfolio securities shall be exercised. Should the Board of Directors of the Fund at any time, however, make any definite determination as to investment policy and notify the Manager thereof in writing, the Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Fund's account with brokers or dealers selected by it, and to that end, the Manager is authorized as the agent of the Fund to give instructions to the Custodian of the Fund as to deliveries of securities and payments of cash for the account of the Fund. In connection with the selection of such brokers and dealers and the placing of such orders, the Manager is directed at all times to seek to obtain execution and price within the policy guidelines determined by the Board of Directors of the Fund and set forth in the filings made by the Fund under Federal securities laws. Subject to this requirement and the provisions of the Investment Company Act, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, the Manager may select brokers or dealers with which it, or the Fund, is affiliated.

                                   ARTICLE II

                       ALLOCATION OF CHARGES AND EXPENSES

      (a) The Manager. The Manager assumes and shall pay for maintaining the staff and personnel necessary to perform its obligations under this Agreement and shall, at its own expense, provide the office space, equipment and facilities which it is obligated to provide under Article I hereof, and shall pay all compensation of officers of the Fund and all directors of the Fund who are "affiliated persons" (as defined in the Investment Company Act) of the Manager.

      (b) The Fund. The Fund assumes and shall pay or cause to be paid all other expenses of the Fund, including, without limitation: organization costs, taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates, stockholder reports, prospectuses, charges of the Custodian, any Sub-Custodian and Transfer and Dividend Disbursing Agent, expenses of portfolio transactions, Securities and Exchange Commission and stock exchange fees, expenses of registering the Fund's shares under Federal, state and foreign laws, expenses of administering any dividend reinvestment plan (except to the extent set forth in such plan), fees and actual out-of-pocket expenses of directors who are not affiliated persons of the Manager, accounting and pricing costs (including the calculation of the net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other like expenses properly payable by the Fund.

                                   ARTICLE III

                           COMPENSATION OF THE MANAGER

      For the services rendered, the equipment and facilities furnished and expenses assumed by the Manager, the Fund shall pay to the Manager at the end of each calendar month a fee based upon the average weekly value of the net assets of the Fund at the annual rate of 1.10% of the Fund's average weekly net assets (i.e., the average weekly value of the total assets of the Fund, minus the sum of liabilities of the
Fund), commencing on the day following effectiveness hereof. For purposes of this calculation, average weekly net assets is determined at the end of each month on the basis of the average net assets of the Fund for each week during the month. The assets for each weekly period are determined by averaging the net assets at the last business day of the prior week. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fee as set forth above. During any period when the determination of net asset value is suspended by the Board of Directors of the Fund, the net asset value of a share for the last week prior to such suspension shall for this purpose be deemed to be the net asset value at the close of each succeeding week until it is again determined.

                                   ARTICLE IV

                          INVESTMENT ADVISORY AGREEMENT

      This Agreement is entered into with the understanding that the Manager will enter into a Investment Advisory Agreement with Nomura Asset Management Co., Ltd., in the form attached hereto as Exhibit A, in which the Manager will contract for advisory services and pay the Investment Adviser compensation for its services out of the compensation received hereunder pursuant to Article III at the rates set forth therein. Such Investment Advisory Agreement will be coterminous with this Management Agreement.

                                    ARTICLE V

                     LIMITATION OF LIABILITY OF THE MANAGER

      The Manager shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this
Article V, the term "Manager" shall include any affiliates of the Manager performing services for the Fund contemplated hereby and directors, officers and employees of the Manager as well as that corporation itself.

                                   ARTICLE VI

                            ACTIVITIES OF THE MANAGER

      The services of the Manager to the Fund are not to be deemed to be exclusive, the Manager and any person controlled by or under common control with the Manager (for purposes of this Article VI referred to as "affiliates") being free to render services to others. It is understood that directors, officers, employees and stockholders of the Fund are or may become interested in the Manager and its affiliates, as directors, officers, employees, partners, and stockholders or otherwise and that directors, officers, employees, partners, and stockholders of the Manager and its affiliates are or may become similarly interested in the Fund, and that the Manager is or may become interested in the Fund as stockholder or otherwise.

                                   ARTICLE VII

                   DURATION AND TERMINATION OF THIS AGREEMENT

      This Agreement shall become effective as of the date first above written and shall remain in force until ______________ __, 1999 and thereafter, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

      This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Fund, or by the Manager, on sixty days' written notice to the other party. This Agreement shall automatically terminate in the event of its assignment.

                                  ARTICLE VIII

                          AMENDMENTS OF THIS AGREEMENT

      This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the vote of a majority of outstanding voting securities of the Fund, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                   ARTICLE IX

                          DEFINITIONS OF CERTAIN TERMS

      The terms "vote of a majority of outstanding voting securities," "assignment," "affiliated person" and "interested person," when used in this Agreement, shall have the respective meanings specified in the Investment Company Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

                                    ARTICLE X

                                  GOVERNING LAW

      This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

      IN WITNESS WHEREOF, the parties hereto have executed and delivered the Agreement as of the date first above written.

                                             JAKARTA GROWTH FUND, INC.

                                             By _______________________________

                                             NOMURA ASSET MANAGEMENT U.S.A. INC.

                                             By _______________________________

                                                                       Exhibit B

                          INVESTMENT ADVISORY AGREEMENT

      AGREEMENT made this ____ day of _____________ 1997, by and between NOMURA ASSET MANAGEMENT U.S.A. INC., a New York corporation (hereinafter referred to as the "Manager"), and NOMURA ASSET MANAGEMENT CO., LTD., a Japanese corporation (hereinafter referred to as the "Investment Adviser").

                              W I T N E S S E T H :

      WHEREAS, Jakarta Growth Fund, Inc. (the "Fund") is engaged in business as a non-diversified, closed-end, management investment company registered under the Investment Company Act of 1940, as amended (hereinafter referred to as the "Investment Company Act"); and

      WHEREAS, the Manager and the Investment Adviser are engaged in business as registered investment advisers under the Investment Advisers Act of 1940, as amended; and

      WHEREAS, the Manager has entered into a management agreement with the Fund dated as of April 9, 1990 (the "Management Agreement"); and

      WHEREAS, the Investment Adviser is willing to provide investment advisory services to the Manager in connection with the Fund's operations on the terms and conditions hereinafter set forth;

      NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

                                    ARTICLE I

                        DUTIES OF THE INVESTMENT ADVISER

      Subject to the broad supervision of the Manager and the Fund, the Investment Adviser shall provide the Manager with such economic research and securities analysis as the latter may from time to time consider necessary for the proper supervision of the Fund's assets. The Investment Adviser shall continuously review the Fund's holdings and shall make recommendations as to which securities shall be purchased, sold or exchanged and what portion of the assets of the Fund shall be held in the various securities in which the Fund invests, subject always to the restrictions of the Articles of Incorporation and By-Laws of the Fund, as amended from time to time, the provisions of the Investment Company Act and the statements relating to the Fund's investment objective, investment policies and investment restrictions as the same are set forth in filings made by the Fund under Federal securities law. The Investment Adviser shall make recommendations as to foreign currency matters and the advisability of entering into foreign exchange contracts. The Investment Adviser shall also make recommendations as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Fund's portfolio securities shall be exercised.

                                   ARTICLE II

                       ALLOCATION OF CHARGES AND EXPENSES

      The Investment Adviser shall furnish, at its own expense, all administrative services, office space, equipment and facilities, investment advisory, statistical and research services, and executive, supervisory and clerical personnel necessary to carry out its obligations under this Agreement.

                                   ARTICLE III

                     COMPENSATION OF THE INVESTMENT ADVISER

      For the services to be rendered as provided herein, the Manager shall pay to the Investment Adviser at the end of each calendar month a fee based upon the average weekly value of the net assets of the Fund at the annual rate of 0.50% of the Fund's average weekly net assets (i.e., the average weekly value of the total assets of the Fund minus the sum of accrued liabilities of the Fund), commencing on the day following effectiveness hereof. For purposes of this calculation, average weekly net assets is determined at the end of each month on the basis of the average net assets of the Fund for each week during the month. The assets for each weekly period are determined by averaging the net assets at the last business day of the prior week. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month that this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fee as set forth above. During any period when the determination of net asset value is suspended by the Board of Directors of the Fund, the average net asset value of a share for the last week prior to such suspension shall for this purpose be deemed to be the net asset value at the close of each succeeding week until it is again determined. It is understood that a portion of such compensation is being paid by the Manager to the Investment Adviser, as agent for the Investment Sub-adviser referenced in Article IV hereof, and that the Investment Adviser will remit such compensation to the Investment Sub-adviser pursuant to the Investment Sub-Advisory Agreement referenced in such Article IV.

                                   ARTICLE IV

                        INVESTMENT SUB-ADVISORY AGREEMENT

      This Agreement is entered into with the understanding that the Investment Adviser will enter into an Investment Sub-Advisory Agreement with Nomura Asset Management Singapore Ltd., substantially in the form attached hereto as an Exhibit, in which the Investment Adviser will contract for advisory services and pay the Investment Sub-adviser compensation for its services out of the compensation received hereunder pursuant to Article III.

                                    ARTICLE V

                LIMITATION OF LIABILITY OF THE INVESTMENT ADVISER

      The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this
Article V, the term "Investment Adviser" shall include any affiliates of the Investment Adviser performing services for the Fund contemplated hereby and directors, officers, partners and employees of the Investment Adviser and such affiliates.

                                   ARTICLE VI

                      ACTIVITIES OF THE INVESTMENT ADVISER

      The services of the Investment Adviser to the Fund are not to be deemed to be exclusive, the Investment Adviser and any person controlled by or under common control with the Investment Adviser (for purpose of this Article VI referred to as "affiliates") being free to render services to others. It is understood that directors, officers, employees and stockholders of the Manager are or may become interested in the Investment Adviser and its affiliates, as directors, officers, employees and stockholders or otherwise and that directors, officers, employees and stockholders of the Investment Adviser and its affiliates are or may become similarly interested in the Manager or the Fund, and that the Investment Adviser is or may become interested in the Manager or the Fund as stockholder or otherwise.

                                   ARTICLE VII

                   DURATION AND TERMINATION OF THIS AGREEMENT

      This Agreement shall become effective as of the date first above written and shall remain in force until ___________ __, 1999 and thereafter, but only so long as the Management Agreement remains in force and provided that such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

      This Agreement may be terminated at any time, without the payment of any penalty, by the Manager, by the Board of Directors of the Fund, by vote of a majority of the outstanding voting securities of the Fund or by the Investment Adviser, on sixty days' written notice to the other parties hereto. This Agreement shall automatically terminate in the event of its assignment.

                                  ARTICLE VIII

                          AMENDMENTS OF THIS AGREEMENT

      This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the vote of a majority of outstanding voting securities of the Fund, and (ii) a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                   ARTICLE IX

                          DEFINITIONS OF CERTAIN TERMS

      The terms "vote of a majority of the outstanding voting securities," "assignment," "affiliated person" and "interested person," when used in this Agreement, shall have the respective meanings specified in the Investment Company Act of 1940 and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

                                    ARTICLE X

                                  GOVERNING LAW

      This Agreement shall be construed in accordance with laws of the State of New York and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                             NOMURA ASSET MANAGEMENT U.S.A. INC.

                                             By ________________________________

                                             NOMURA ASSET MANAGEMENT CO., LTD.

                                             By ________________________________

                                                                       Exhibit C

                        INVESTMENT SUB-ADVISORY AGREEMENT

      AGREEMENT made this ____ day of ____________ 1997, by and between NOMURA ASSET MANAGEMENT CO., LTD., a Japanese corporation (hereinafter referred to as the "Investment Adviser") and NOMURA ASSET MANAGEMENT SINGAPORE LTD., a Singapore corporation (hereinafter referred to as the "Investment Sub-adviser").

                              W I T N E S S E T H :

      WHEREAS, Jakarta Growth Fund, Inc. (the "Fund") is engaged in business as a non-diversified, closed-end, management investment company registered under the Investment Company Act of 1940, as amended (hereinafter referred to as the "Investment Company Act"); and

      WHEREAS, Nomura Asset Management U.S.A. Inc., a New York corporation (hereinafter referred to as the "Manager"), has entered into a management agreement with the Fund dated as of __________ __, 1997 (the "Management Agreement") and an investment advisory agreement relating to the Fund with the Investment Adviser dated as of __________ __, 1997 (the "Investment Advisory Agreement"); and

      WHEREAS,   the  Manager,   the  Investment   Adviser  and  the  Investment
Sub-adviser are engaged in business as registered investment advisers under the Investment Advisers Act of 1940, as amended; and

      WHEREAS, the Investment Sub-adviser is willing to provide investment advisory services to the Manager and the Investment Adviser in connection with the Fund's operations on the terms and conditions hereinafter set forth;

      NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

                                    ARTICLE I

                      DUTIES OF THE INVESTMENT SUB-ADVISER

      Subject to the broad supervision of the Investment Adviser and the Fund, the Investment Sub-adviser shall provide the Manager and the Investment Adviser with such economic research and securities analysis as the Manager and the Investment Adviser may request. The Investment Sub-adviser shall continuously review the Fund's holdings and shall make recommendations to the Manager and the Investment Adviser as to which such securities shall be purchased, sold or exchanged and what portion of the assets of the Fund shall be held in the various securities in which the Fund invests, subject always to the restrictions of the Articles of Incorporation and By-Laws of the Fund, as amended from time to time, the provisions of the Investment Company Act and the statements relating to the Fund's investment objective, investment policies and investment restrictions as the same are set forth in filings made by the Fund under Federal securities laws. The Investment Sub-adviser shall make recommendations as to foreign currency matters and the advisability of entering into foreign exchange contracts. The Investment Sub-adviser shall also make recommendations as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Fund's portfolio securities shall be exercised. Recommendations made by the Investment Sub-adviser pursuant to this Article I shall be provided concurrently to the Manager and the Investment Adviser. The Manager shall advise the Investment Sub-adviser as to action taken or to be taken based upon such recommendations.

                                   ARTICLE II

                       ALLOCATION OF CHARGES AND EXPENSES

      The Investment Sub-adviser shall furnish, at its own expense, all administrative services, office space, equipment and facilities, investment advisory, statistical and research services, and executive, supervisory and clerical personnel necessary to carry out its obligations under this Agreement.

                                   ARTICLE III

                   COMPENSATION OF THE INVESTMENT SUB-ADVISER

      For the services to be rendered as provided herein, the Investment Adviser shall pay to the Investment Sub-adviser at the end of each calendar month a fee based upon the average weekly value of the net assets of the Fund at the annual rate of 0.25% of the Fund's average weekly net assets (i.e., the average weekly value of the total assets of the Fund minus the sum of accrued liabilities of the Fund), commencing on the day following effectiveness hereof. For purposes of this calculation, average weekly net assets is determined at the end of each month on the basis of the average net assets of the Fund for each week during the month. The assets for each weekly period are determined by averaging the net assets at the last business day of the prior week. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month that this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fee as set forth above. During any period when the determination of net asset value is suspended by the Board of Directors of the Fund, the average net asset value of a share for the last week prior to such suspension shall for this purpose be deemed to be the net asset value at the close of each succeeding week until it is again determined.

                                   ARTICLE IV

              LIMITATION OF LIABILITY OF THE INVESTMENT SUB-ADVISER

      The Investment Sub-adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this
Article IV, the term "Investment Sub-adviser" shall include any affiliates of the Investment Sub-adviser performing services for the Fund contemplated hereby and directors, officers, partners and employees of the Investment Sub-adviser and such affiliates.

                                    ARTICLE V

                    ACTIVITIES OF THE INVESTMENT SUB-ADVISER

      The services of the Investment Sub-adviser to the Fund are not to be deemed to be exclusive, the Investment Sub-adviser and any person controlled by or under common control with the Investment Sub-adviser (for purpose of this
Article V referred to as "affiliates") being free to render services to others. It is understood that directors, officers, employees and stockholders of the Manager and the Investment Adviser are or may become interested in the Investment Sub-adviser and its affiliates, as directors, officers, employees and stockholders or otherwise and that directors, officers, employees and stockholders of the Investment Sub-adviser and its affiliates are or may become similarly interested in the Manager, the Investment Adviser or the Fund, and that the Investment Sub-adviser is or may become interested in the Manager, the Investment Adviser or the Fund as stockholder or otherwise.

                                   ARTICLE VI

                   DURATION AND TERMINATION OF THIS AGREEMENT

      This Agreement shall become effective as of the date first above written and shall remain in force until __________ __, 1999 and thereafter, but only so long as the Management Agreement and the Investment Advisory Agreement remain in force and provided that such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

      This Agreement may be terminated at any time, without the payment of any penalty, by the Investment Adviser, by the Board of Directors of the Fund, by vote of a majority of the outstanding voting securities of the Fund or by the Investment Sub-adviser, on sixty days' written notice to the parties hereto. This Agreement shall automatically terminate in the event of its assignment or upon the termination of the Management Agreement or the Investment Advisory Agreement.

                                   ARTICLE VII

                          AMENDMENTS OF THIS AGREEMENT

      This Agreement may be amended by the parties only if such amendment is specifically approved in accordance with applicable requirements under the Investment Company Act.

                                  ARTICLE VIII

                          DEFINITIONS OF CERTAIN TERMS

      The terms "vote of a majority of the outstanding voting securities," "assignment," "affiliated person" and "interested person," when used in this Agreement, shall have the respective meanings specified in the Investment Company Act and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

                                   ARTICLE IX

                                  GOVERNING LAW

      This Agreement shall be construed in accordance with laws of the State of New York and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of New York or any of the provisions herein conflict with the applicable provisions of the Investment Company Act, the latter shall control.

      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                        NOMURA ASSET MANAGEMENT CO., LTD.

                                        By ____________________________________



                                        NOMURA ASSET MANAGEMENT SINGAPORE LTD.

                                        By ____________________________________

                            JAKARTA GROWTH FUND, INC.
                                 180 Maiden Lane
                            New York, New York 10038

                                    P R O X Y

           This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Haruo Sawada and John F. Wallace as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse hereof, all the common stock of Jakarta Growth Fund, Inc. (the "Fund") held of record by the undersigned on August 4, 1997 at the Annual Meeting of the shareholders of the Fund to be held on September 24, 1997 or any adjournment thereof.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as name(s) appear(s) hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?

_______________________________              __________________________________

_______________________________              __________________________________

_______________________________              __________________________________

|X|  PLEASE MARK VOTES AS IN THIS EXAMPLE

JAKARTA GROWTH FUND, INC.

Mark box at right if an address change or comment has |_| been noted on the reverse side of this card.

Please be sure to sign and date this Proxy.  Date _________

Shareholder sign here ___________________ Co-owner sign here__________________

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
  "FOR" PROPOSALS 1, 2 AND 3.

1. Election of Directors.

    William G. Barker, Jr.
    George H. Chittenden
    Haruo Sawada
    Chor Weng Tan
    Arthur R. Taylor
    John F. Wallace

        For All Nominees |_|   Withhold |_|   For All Nominees Except |_|

If you do not wish your shares voted "For" a particular nominee, mark the "For All Nominees Except" box and strike a line through that nominee's(s') name(s). Your shares will be voted for the remaining nominee(s).

2. Proposal to ratify the selection of Price Waterhouse LLP as the independent accountants of the Fund.

        For |_|   Against |_|   Abstain |_|

3. Proposal to approve new Management, Investment Advisory and
   Investment Sub-Advisory Agreements.

        For |_|   Against |_|   Abstain |_|

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
  "AGAINST" PROPOSAL 4.

4. A shareholder proposal asking the Board of Directors to approve a fundamental policy to make periodic offers to repurchase the Fund's shares.

        For |_|   Against |_|   Abstain |_|

5. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Items 1, 2 and 3, and
AGAINST Item 4.

RECORD DATE SHARES: